Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Waldencast Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), Michel Brousset, as Chief Executive Officer of the Company, and Tassilo Festetics, as Chief Financial and Technology Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 18, 2021	By:	/s/ Michel Brousset
Michel Brousset
Chief Executive Officer
(Principal Executive and Accounting Officer)

	By:	/s/ Tassilo Festetics
Tassilo Festetics
Chief Financial and Technology Officer
(Principal Financial Officer)